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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant To Section 13 Or 15(d)
                     Of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported) May 31, 1996


                            ROPER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



     Delaware                         0-19818             51-0263969
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(State or other jurisdiction        (Commission        (I.R.S. Employer
of incorporation or organization)   File Number)      Identification No.)



     160 Ben Burton Road,        Bogart, Georgia             30622
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                   (Address of principal executive offices)



                                 (706)369-7170
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              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Following the execution of a Stock Purchase Agreement on May 16, 1996, the Company completed on May 31, 1996, the acquisition of all of the outstanding capital stock of Gatan International, Inc. (collectively with its subsidiaries, "Gatan"), a California corporation whose principal offices are located in Pleasanton, California, and which is engaged in the business of manufacturing and selling domestically and in international markets instruments and software used to enhance and extend the operation and performance of electron and scanning probe microscopes. The purchase price of $50,342,632 was determined as a result of arms-length negotiations among the Company and the sellers of the Gatan stock ("Gatan Sellers"). $16,681,334 and $3,875,043 of the purchase price was paid at the closing, respectively, to (i)retire Gatan's long-term debt (including redemption of the lender's associated capital appreciation rights as a result of the acquisition) and (ii)extinguish certain Gatan obligations to two of the Gatan Sellers and all unexcercised Gatan stock options held by its employees. Approximately $5,000,000 of the purchase price was delivered by the Gatan Sellers to an escrow agent pursuant to an escrow agreement entered into for the purpose of securing certain of their indemnification obligations contained in the Stock Purchase Agreement. The purchase price was financed under a credit agreement dated May 8, 1996 between the Company and NationsBank, N.A. (South), as initial lender and as agent.

     The Gatan Sellers were as follows:

             Morgenthaler Venture Partners III
             G. Rex Swann
             Peter R. Swann
             Ondrej Krivanek
             William E. Offenberg
             Stuart M. Lindsey
             Tianwei Jing

     There were no material relationships between any of the Gatan Sellers and the Company or any of its affiliates, directors, officers, or associates of any such director or officer.

     The Company intends that Gatan will continue in the business of manufacturing and selling products which enhance and extend the operation and performance of electron and scanning probe microscopes.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Financial statements of Gatan required to be reported because of its acquisition by the Company are not presently available and will be provided subsequently in an amendment to this Report on Form 8-K on or before August 12, 1996.

(B)  PRO FORMA CONDENSED FINANCIAL INFORMATION

     Pro forma financial information required to be reported because of Gatan's acquisition by the Company are not presently available and will be provided subsequently in an amendment to this Report on Form 8-K on or before August 12, 1996.



(C)  EXHIBITS:

     2. Stock Purchase Agreement dated May 16, 1996, by and among Roper Industries, Inc. and all the shareholders of Gatan International, Inc.

    *4 Second Amended and Restated Credit Agreement dated May 8, 1996 by and between Roper Industries, Inc., and NationsBank, N.A. (South) as initial lender and as agent.



*Incorporated herein by reference to Roper Industries, Inc.'s June 5,
 1996 Report on Form 8-K filed on June 6, 1996.
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting person has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ROPER INDUSTRIES, INC.
                                  ----------------------
                                      (Registrant)



Date    June 13,1996              By   /s/A. Donald O'Steen
     -------------------             ----------------------
                                      A. Donald O'Steen
                                      Vice President and
                                      Chief Financial Officer

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                                 EXHIBIT INDEX

Number            Exhibit *
- ------            ---------

2 Stock Purchase Agreement dated May 16, 1996, by and among Roper Industries, Inc. and the stockholders of Gatan International, Inc.

4 Second and Amended and Restated Credit Agreement dated May 8, 1996, by and between Roper Industries, Inc. and NationsBank, N.A. (South) as initial lender and as agent, included as Exhibit 4 in the June 5, 1996 Roper Industries, Inc. Report on Form 8-K filed June 6, 1996, and incorporated herein by this reference.


================================================================================

* The following schedules or similar attachments to the above Exhibits have been omitted and will be furnished supplementary to the Commission upon request.

                           STOCK PURCHASE AGREEMENT


Exhibits

   A    Form of Escrow Agreement
   B-1  Opinion of BI re: the Company
   B-2  Opinion of Arizona Counsel re: MI
   B-3  Opinion of BI re: Sellers
   C    Opinion of PGFM re: Roper
   D    Form of Release
   E    Form of Non-Competition Agreement

Schedules

   1               Sellers
   2.2(a)(iii)     Optionholders
   2.2(a)(iv)      Non-Selling Shareholders
   2.3(d)          Working Capital Allocation Schedule
   3.1             Qualification to do Business
   3.3             Outstanding Options, Etc.
   3.4             Capitalization
   3.5             Subsidiaries
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   3.8             Financial Statements
   3.9             Tax matters
   3.10            Litigation
   3.11            Owned Real Property
   3.12            Leased Real Property
   3.13            Liens and Encumbrances
   3.13(a)         Leased Personal Property
   3.15            Material Contacts and Agreement
   3.16            Banking and Personnel Matters
   3.17            Employee Benefits Plans
   3.18            Insurance
   3.19            Environmental Matters
   3.20            Intellectual Property
   3.21            Compliance with laws
   3.22            Consents and Approvals
   3.23            Product Warranty
   3.24            Absence of Changes
   3.25            Transactions with Affiliates
   4.7             Consents and Approvals
   5.11            Required Consents
   15.3            Allocable Portion of Liability